Michael C. Rechin President Chief Executive Officer Mark K. Hardwick Executive Vice President Chief Operating Officer Chief Financial Officer John J. Martin Executive Vice President Chief Credit Officer Michael J. Stewart Executive Vice President Chief Banking Officer 4th Quarter 2017

This presentation contains forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements can often, but not always, be identified by the use of words like “believe”, “continue”, “pattern”, “estimate”, “project”, “intend”, “anticipate”, “expect” and similar expressions or future or conditional verbs such as “will”, would”, “should”, “could”, “might”, “can”, “may”, or similar expressions. These forward-looking statements include, but are not limited to, statements relating to First Merchants’ goals, intentions and expectations; statements regarding the First Merchants’ business plan and growth strategies; statements regarding the asset quality of First Merchants’ loan and investment portfolios; and estimates of First Merchants’ risks and future costs and benefits. These forward-looking statements are subject to significant risks, assumptions and uncertainties that may cause results to differ materially from those set forth in forward-looking statements, including, among other things: possible changes in economic and business conditions; the existence or exacerbation of general geopolitical instability and uncertainty; the ability of First Merchants to integrate recent acquisitions and attract new customers; possible changes in monetary and fiscal policies, and laws and regulations; the effects of easing restrictions on participants in the financial services industry; the cost and other effects of legal and administrative cases; possible changes in the credit worthiness of customers and the possible impairment of collectability of loans; fluctuations in market rates of interest; competitive factors in the banking industry; changes in the banking legislation or regulatory requirements of federal and state agencies applicable to bank holding companies and banks like First Merchants’ affiliate bank; continued availability of earnings and excess capital sufficient for the lawful and prudent declaration of dividends; changes in market, economic, operational, liquidity, credit and interest rate risks associated with the First Merchants’ business; and other risks and factors identified in each of First Merchants’ filings with the Securities and Exchange Commission. First Merchants undertakes no obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed in this presentation or press release. In addition, the company’s past results of operations do not necessarily indicate its anticipated future results. NON-GAAP FINANCIAL MEASURES These slides contain non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of the registrant’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirements of Regulation G, First Merchants Corporation has provided reconciliations within the slides, as necessary, of the non-GAAP financial measure to the most directly comparable GAAP financial measure. 2 Forward-Looking Statements

3 Why Invest in First Merchants?

4 Financial Highlights Assets $9,367,478 Loans, Net $6,676,167 Deposits $7,172,530 Tangible Common Equity $ 826,834 TCE/TA 9.30% 2017 Net Income – YTD $ 96,070 2017 ROAA – YTD 1.17% 2017 ROATCE - YTD 13.30% NPAs/Loans + OREO 0.59% Company Profile (as of 12/31/2017) Market Information Common Shares Outstanding 49,158,238 Market Cap $2,067,595 Dividend Yield 1.64% Price/Tangible Book Value 2.48x Price/LTM EPS 19.8x Price/2017 Est. EPS 18.7x Leadership Team – First Merchants Name/Title Michael C. Rechin, President & CEO Mark K. Hardwick, EVP, Chief Operating Officer & Chief Financial Officer Michael J. Stewart, EVP & Chief Banking Officer John J. Martin, EVP & Chief Credit Officer First Merchants  First Merchants Bank, formed in 1893, celebrating its 124th anniversary.  First Merchants Corporation, organized in 1982, is the largest financial services holding company headquartered in Central Indiana ($ in Thousands)

5 Key Market Profiles Loans Deposits $1,109M Columbus $ 611M 718M Fort Wayne 825M 2,559M Indianapolis 1,820M 605M Lafayette 1,024M 983M Muncie 1,841M 777M Northwest 1,052M $6,751M Total $7,173M (as of December 31, 2017) Mission Statement To be the most responsive, knowledgeable and high-performing bank for our clients, teammates and shareholders. Our Franchise

Key FMC Deposit Market Share – FDIC Data June 30, 2017 (includes June 30, 2017, balances of iAB Financial Bank)

County	Region/Type	Market Position	Market %	$ Deposits
Delaware County, IN	Muncie (Established)	1	48.98%	$ 1,068,364
Jasper County, IN	Lafayette (Established)	1	31.54%	205,997
White County, IN	Lafayette (Established)	1	33.69%	158,748
Wells County, IN	Fort Wayne (Growth)	1	26.35%	119,473
Jay County, IN	Muncie (Established)	1	43.22%	90,907
Union County, IN	Muncie (Established)	1	40.54%	43,439
Tippecanoe County, IN	Lafayette (Established)	2	19.47%	504,153
Henry County, IN	Muncie (Established)	2	37.32%	227,295
Clinton County, IN	Lafayette (Established)	2	14.11%	59,950
Wabash County, IN	Muncie (Established)	2	14.07%	57,158
Madison County, IN	Indianapolis (Growth)	3	23.21%	314,515
Adams County, IN	Muncie (Established)	3	16.19%	109,619
Shelby County, IN	Indianapolis (Growth)	3	16.62%	91,243
Randolph County, IN	Muncie (Established)	3	5.88%	72,162
Hendricks County, IN	Indianapolis (Growth)	4	9.88%	234,216
Morgan County, IN	Indianapolis (Growth)	4	10.69%	97,943
Huntington County, IN	Fort Wayne (Growth)	4	16.55%	95,330
Hancock County, IN	Indianapolis (Growth)	4	8.66%	87,632
Marshall County, IN	Fort Wayne (Growth)	4	8.74%	65,252
Carroll County, IN	Lafayette (Established)	4	11.30%	33,052
Brown County, IN	Indianapolis (Growth)	4	18.32%	19,620
Hamilton County, IN	Indianapolis (Growth)	5	6.51%	594,976
Allen County, IN	Fort Wayne (Growth)	5	8.68%	585,513
Johnson County, IN	Indianapolis (Growth)	5	7.88%	169,017
Fayette County, IN	Muncie (Established)	5	8.25%	27,006
Miami County, IN	Muncie (Established)	5	7.97%	31,250
Sub Total				$5,163,830
First Merchants Total				$6,913,176

6

7 First Merchants “Whole Bank” Strategy  Commercial Banking  Consumer Banking  Private Wealth Advisors  Growth Strategy • Organic • Merger/Acquisition

8 First Merchants Strategy  Commercial Bank • Located in Prime Growth Commercial Banking Markets • Indianapolis, Indiana • Columbus, Ohio • Fort Wayne, Indiana • Lafayette, Indiana • Northwest Indiana • Hire the Best Talent Supported with the Finest: • Sales Management Process • Lending and Cash Management Services • Revenue-Based Incentive System

9 First Merchants Strategy  Consumer Retail Bank • Diverse Locations in Stable Rural and Growth Metro Markets • Supported by: • Talented Customer Service Oriented Banking Center and Call Center Professionals • State-of-the-Art Deposit and CRM Systems • Highly Usable Online Banking System • Widely Available Mobile Banking System • Customer Service and Relationship Growth-Oriented Incentive System

10 First Merchants Strategy “Service-driven alternative to super-regional bank competitors. Deliver superior service with presence close to the customer for . . . ” “We specialize in our communities”  Retail Banking  Mortgage Banking  Commercial Banking • Business Banking • Commercial & Industrial • Agriculture • Specialty Finance • Healthcare Services • Real Estate • Treasury Management Services  Private Wealth Advisory (private banking, investment management, personal trust, brokerage, and retirement)

11 WEALTH ADVISORY MORTGAGE COMMERCIAL BANKING RETAIL BANKING Supported by LOB Strategies Indianapolis Higher Growth Brown, Hamilton, Hancock, Hendricks, Johnson, Marion, Morgan, Shelby Counties Columbus, OH Higher Growth Franklin County, OH Lafayette Established Carroll, Clinton, Jasper, Montgomery, Tippecanoe, White Counties Muncie Established Delaware, Fayette, Henry, Jay, Madison, Randolph, Union, Wabash, Wayne Counties, IN Butler, County, OH Northwest Higher Growth Lake & Porter, IN Cook & DuPage, IL How We Deliver Fort Wayne Higher Growth Adams, Allen, Huntington, Marshall, Miami, Wells Counties

12 Lafayette MSA Entered: 2002 Total Population: 220,164 Deposit Market Share: 17.18% Indianapolis MSA Entered: 1998 Total Population: 2,031,027 Deposit Market Share: 3.41% Columbus, Ohio MSA Entered: 2003 Total Population: 2,075,642 Deposit Market Share: 1.00% Northwest Indiana MSA* Entered: 2013 Total Population: 684,795 Deposit Market Share: 13.91% *Includes Jasper, Lake, and Porter counties FOUNDING MARKET Muncie MSA Established: 1893 Total Population: 114,969 Current Market Share: 48.98% Organic Growth Opportunities Exists in All Directions Fort Wayne MSA Entered: 2017 Total Population: 435,505 Deposit Market Share: 9.19%

13 Ranked Best in the Midwest for Business*  AAA Credit Rating**  1st in Midwest and 5th Nationally for Best State for Doing Business***  1st in the Nation for Small Business Growth  1st Nationally for Cost of Doing Business  1st Nationally for Highway Accessibility  1st in the Midwest/8th Nationally for Low Taxes  1st in Government****  Leading the Nation in Manufacturing Job Growth  2nd Nationally for Availability of Skilled Labor  2nd Best City in the Nation for Recent Graduates (Indianapolis)  Home to the 2nd Largest Global Fed Ex Air Hub  Regulatory Climate Ranks 2nd in the Nation  4th Nationally for Cost of Living  Indiana’s 3 Maritime Ports Rank 6th in Waterborne Shipping Indiana *IEDC **S&P, Moody’s & Fitch ***Chief Executive Magazine ****US News & World Reports

14 Delaware County, IN* Rank Branches Deposits Mkt. Share 1 First Merchants Corporation 11 $ 1,068,364 48.98% 2 Mutual First Financial 7 537,800 24.66% 3 J.P. Morgan Chase 4 238,666 10.94% 4 Old National Bancorp 4 199,567 9.15% 5 Star Financial Group 3 135,667 6.22% 6 Woodforest Financial Group 1 957 0.04% Market Total 30 $ 2,181,021 Projected HHI & Pop. Change 2017-2022 *SNL Financial FDIC Summary of Deposits as of June 30, 2017 Notable Major Employers  Located 58 miles northeast of Indianapolis in the east central portion of the state  Described by several national studies as a typical American community, Delaware County offers the advantages of larger cities without the hassles and costs associated with living in major metropolitan areas.  Easy access to the top 100 markets in the country, Muncie-Delaware County has a diverse economic landscape  Ranked #27, Forbes Best Small Places for Business and Careers  Workforce experienced in life science, advanced manufacturing, 21st century logistics and information technology  Home to Ball State University Muncie Market 7.27% 8.00% 8.01% 3.77% 2.11% 0.15% U.S. Indiana Delaware Co. HHI Pop.

7.27% 8.00% 8.97% 3.77% 2.11% 7.34% U.S. Indiana Hamilton Co. HHI Pop. Projected HHI & Pop. Change 2017-2022 15 Hamilton County, IN** Rank Branches Deposits Mkt. Share 1 First Internet Bancorp 1 $ 1,746,030 19.11% 2 JPMorgan Chase & Co. 15 1,558,738 17.06% 3 Merchants Bancorp 2 1,254,403 13.73% 4 PNC Financial Services Group 12 614,405 6.72% 5 First Merchants Corporation 11 594,976 6.51% 6 Lakeland Financial Corp 3 518,183 5.67% 7 Fifth Third Bancorp 6 492,718 5.39% 8 Huntington Bancshares 11 432,562 4.73% 9 Bank of Montreal 9 373,205 4.08% 10 KeyCorp 7 273,681 3.00% Market Total 117 $ 9,136,439  Indianapolis metropolitan area includes four of the five fastest- growing counties in Indiana and 10 of the 11 fastest-growing cities and towns with populations of at least 5,000*  The 2015 population estimates released by the U.S. Census Bureau show suburban Hamilton County’s population grew 13% over the last five years*  Indiana’s population has grown 2% since 2010*  Indiana’s population growth outpaced those of neighboring states Illinois, Kentucky, Michigan and Ohio*  With 862,781 residents, Indianapolis was the nation’s 14th largest city* *IBJ.com **SNL Financial FDIC Summary of Deposits as of June 30, 2017 Notable Major Employers Indianapolis Market

7.27% 8.00% 3.77% 3.77% 2.11% 5.19% U.S. Indiana Tippecanoe Co. HHI Pop. 16 Tippecanoe County, IN** Rank Branches Deposits Mkt. Share 1 JPMorgan Chase & Co. 6 $ 824,748 31.85% 2 First Merchants Corporation 9 504,153 19.47% 3 Regions Financial Corp 6 311,047 12.01% 4 Old National Bancorp 5 259,975 10.04% 5 Horizon Bancorp 4 147,379 5.69% 6 Huntington Bancshares, Inc. 4 129,307 4.99% 7 First Bancshares, Inc. 6 119,618 4.62% 8 Fifth Third Bancorp 3 90,997 3.51% 9 1st Source Corp 3 70,529 2.72% 10 Salin Bancshares 3 52,512 2.03% Market Total 58 $ 2,589,317  Ranked #1 in Indiana and #8 nationally, Fortune, Best Place for Small Business, based on cost of business, jobs growth, educational achievements  Ranked #2, Forbes Best Small Places for Business and Careers  Ranked #2 in Indiana for STEM job density, with 13.6% of the workforce, topping the state’s 10.9% & national average of 11.9% (Lafayette up 70.6% since 2001, with 4,850 new jobs)**  Ranked #17 of 200, New Geography, Best Cities for Manufacturing  Home to Purdue University Projected HHI & Pop. Change 2017-2022 Notable Major Employers *SNL Financial FDIC Summary of Deposits as of June 30, 2017 **Indianapolis Business Journal Lafayette Market

17 Lake County, IN* Rank Branches Deposits Mkt. Share 1 JPMorgan Chase & Co. 23 $ 1,947,270 21.89% 2 First Bancshares, Inc. 29 1,853,302 20.83% 3 First Midwest Bancorp 17 1,011,308 11.37% 4 First Financial Bancorp 9 776,948 8.76% 5 Northwest Indiana Bancorp 15 762,955 8.58% 6 First Merchants Corporation 10 703,991 7.91% 7 Fifth Third Bancorp 13 477,393 5.37% 8 BMO Financial Corp 15 476,600 5.36% 9 AMB Financial Corp 5 178,837 2.01% 10 PNC Financial Services Group 4 171,860 1.93% Market Total 158 $ 8,895,310  Indiana’s second-most populous market  Benefit from its Chicago proximity  Continue to produce finest steels, refine the cleanest fuels and deliver the best products to the Midwest**  New investments by world-class companies like BP, Pratt Industries, Alcoa Howmet, Urschel Labs and Monosol**  Lakefront being revitalized through the Marquette Plan and assistance of the Regional Development Authority** 7.27% 8.00% 8.16% 3.77% 2.11% -0.54% U.S. Indiana Lake County HHI Pop. Notable Major Employers *SNL Financial FDIC Summary of Deposits as of June 30, 2017 **www.nwiforum.org/nwi-becoming-an-economic powerhouse Northwest Indiana Market Projected HHI & Pop. Change 2017-2022

First Merchants Corporation
FIRSTMERCHANTS.COM

Fort Wayne Market

- 2nd Largest MSA in the State of Indiana
- Diversified economy (manufacturing, health care, retail trade, food services)
- Attractive location for businesses to locate and expand – located between the Chicago, Detroit, Dayton, Toledo and Indianapolis metro areas
- Fort Wayne-Allen County economic engine of the Northeast Indiana region
- #1 place to raise a family (2017, SmartAsset.com)

Allen County, IN*

Rank		Branches	Deposits	Mkt. Share
1	Wells Fargo	13	$ 1,860,166	27.59%
2	JP Morgan Chase & Co.	12	1,144,376	16.97%
3	Lakeland Financial Corp.	5	707,704	10.50%
4	PNC Financial Services Group	11	654,070	9.70%
5	***First Merchants Corporation***	***8***	***585,513***	***8.68%***
6	Old National Bancorp	5	489,317	7.26%
7	STAR Financial Group, Inc.	9	357,447	5.30%
8	1st Source Corp.	8	294,082	4.36%
9	Fifth Third Bancorp	8	236,108	3.50%
10	G.S.B. Financial Corp.	1	69,199	1.03%
	Market Total	*102*	*$ 6,741,959*	

**SNL Financial FDIC Summary of Deposits as of June 30, 2017*

Notable Major Employers

AMBASSADOR ENTERPRISES
Lutheran Health Network
GM
BAE SYSTEMS INSPIRED WORK
DESIGN COLLABORATIVE 25 ARCHITECTS+ENGINEERS
BFGoodrich Tires
PARKVIEW HEALTH
VOSS

Projected HHI & Pop. Change 2017-2022


7.27%
3.77%
8.00%
2.11%
7.86%
4.78%
U.S.
Indiana
Allen County
HHI
Pop.

FIRST MERCHANTS CORPORATION | 200 E. Jackson St., P.O. Box 792, Muncie, IN 47305-2814 | 1.765.747.1500
18

First Merchants Corporation
FIRSTMERCHANTS.COM

Columbus, Ohio Market

- Second-most populous county in Ohio
- Within 600 miles of 60% of All U.S. and Canadian Population
- Ranked 2nd in CNBC's 2010 study of state transportation systems for its infrastructure, vitality, quality roads, and ability to cost-effectively ship goods by land, air, and water**
- Home to Ohio State University

Franklin County, OH*

Rank		Branches	Deposits	Mkt. Share
1	Huntington Bancshares	63	$ 21,024,114	41.96%
2	JP Morgan Chares & Co	48	12,503,686	24.95%
3	PNC Financial Services Group	42	5,001,589	9.98%
4	Fifth Third Bancorp	41	4,365,885	8.71%
5	Key Corp	21	1,411,859	2.82%
6	U.S. Bancorp	33	1,149,694	2.29%
7	Wells Fargo & Co	1	796,395	1.59%
8	***First Merchants Corporation***	***10***	***609,366***	***1.22%***
9	Heartland Bancorp	12	570,458	1.14%
10	First Financial Bancorp	6	527,051	1.05%
	Market Total	***321***	***$ 50,106,324***	

**SNL Financial FDIC Summary of Deposits as of June 30, 2017*
***http://jobs-ohio.com/manufacturing/*

Notable Major Employers

Borden
The Ohio State University
Columbus Sign Co.
H&S Forest Products Inc.
L Brands
Capital Lighting
AEP American Electric Power
Cardinal Health
Nationwide
Wendy's

Projected HHI & Pop. Change 2017-2022


7.27%
3.77%
8.07%
0.89%
7.59%
5.04%
U.S.
Ohio
Franklin County
HHI
Pop.

19

First Merchants Corporation | 200 E. Jackson St., P.O. Box 792, Muncie, IN 47305-2814 | 1.765.747.1500

20 Growth Through Acquisition  Experienced Acquirer  Expand in Current High-Growth Markets  Extend into Additional High-Growth Markets  Add to Franchise with Stable Deposit Gathering Markets

THE STRENGTH OF BIG. THE SERVICE OF SMALL. 21 21

22  Continuous Relationship Building  Complete and Thorough Due Diligence Process Demonstrated Pricing Discipline Detailed Project Management  Integration Process  Single Charter Operating Environment  Scalable Technology and Operations Center First Merchants Acquisition Process

Operational Delivery Highlights 23 Daleville Operations Facility  Strategic differentiator in support of growth and scalability  Operational services execution “hub” focusing on value creation  Functional focus: • Operations • Credit Administration • Risk Management • Technology • Project Management • Vendor Management  Located off interstate, less than an hour north of Indianapolis, IN  60,000+ square feet of flexible space Strategic Vendor Partners

 Retail Households: 185K  Online Banking/Digital Channel • Consumer: 79K Users • 1.3M logins monthly • 13K bill pay users • 83K payments monthly  Cash Management Annual Volume • Automated Clearing House (ACH) • # Originated: 2.5M Items ($8B) • # Received: 14M Items ($23B) • Mobile: 45K Users • 24 average logins per month • 14K mobile deposits per month • Domestic Wires • # Originated: 42K Items ($21B) • # Received: 43K Items ($27B) • Business: 9.9K Users • 13% use ACH/Wire/Positive Pay • International Wires • # Originated: 1K Items ($35M) • # Received: 159 Items ($2.6M) • Total ATMS: 140 + 25,000 MoneyPass ATMs  Total Debit Cards • 157K active cards • 3.2M monthly card swipes • $127M in monthly volume  Commercial Remote Deposit Capture • 591 businesses using solution • 143K deposits annually • 1.7M items deposited annually • $3.7B in total deposits 24 Operational Delivery Highlights Customer, Digital Channel & Transaction Activity

25 4th Quarter 2017 Financial Highlights  Earnings Per Share of $.49  $24.4 Million of Net Income, a 9.4% increase over 4Q2016  Includes $6.5 Million in DTA write down and acquisition expenses, or $.12 per share  Net Interest Margin expands to 4.10% following December rate move  Completed conversion of Independent Alliance Banks on November 12, 2017  Winning marketplace execution delivering growth  Organic Loan Growth of $270 Million, a 16.7% annualized growth rate  Organic Deposit Growth of $262 Million, a 15.1% annualized growth rate “Record Level Results”

26 Full Year 2017 Performance  Record Net Income of $96.1 Million, an 18.5% increase over 2016  Earnings per share of $2.12, a 7.1% increase over 2016; highest in Company’s history  Includes $17.3 Million, or $.29 per share of acquisition expense and DTA write down  Total Assets of $9.4 Billion; grew by 29.9% over 2016  $658 Million of organic loan growth for the year reflects a 12.8% growth rate  Tangible Book Value increased to $16.96 per share, or 7.0% over year-end 2016  Franchise expansion through The Arlington Bank and Independent Alliance Banks acquisitions  Forbes Magazine recognition as a Top 5 Ranking in “America’s Best Banks” “Record Level Results”

Total Assets 2015 2016 2017 1. Investments $1,277 $1,305 $1,561 2. Loans Held for Sale 10 3 7 3. Loans 4,694 5,140 6,751 4. Allowance (62) (66) (75) 5. Goodwill & Intangibles 260 259 477 6. BOLI 201 202 224 7. Other 381 369 422 8. Total Assets $6,761 $7,212 $9,367 Annualized Asset Growth 16.1% 6.7% 29.9% 27 1 2017 Loans include acquired loans of $225 from The Arlington Bank and $725 from Independent Alliance Banks ($ in Millions) 1

Commercial & Industrial 22.1% Commercial Real Estate Owner- Occupied 10.4% Commercial Real Estate Non-Owner Occupied 23.9% Construction Land & Land Development 9.1% Agricultural Land 3.6% Agricultural Production 1.8% Public Finance/Other Commercial 5.9% Residential Mortgage 14.3% Home Equity 7.6% Other Consumer 1.3% QTD Yield = 4.93% YTD Yield = 4.76% Total Loans = $6.8 Billion Loan and Yield Detail (as of 12/31/2017) 28

CRE Loan Concentration First Merchants Results in Relation to FDIC Guidelines 0.0% 20.0% 40.0% 60.0% 80.0% 100.0% 4Q2015 1Q2016 2Q2016 3Q2016 4Q2016 1Q017 2Q2017 3Q2017 4Q2017 Quar te r- En d GUIDELINE #1 0.0% 100.0% 200.0% 300.0% 4Q2015 1Q2016 2Q2016 3Q2016 4Q2016 1Q2017 2Q2017 3Q2017 4Q2017 Quar te r- En d GUIDELINE #2 FDIC GUIDELINES TO IDENTIFY INSTITUTIONS POTENTIALLY EXPOSED TO CRE RISK: Guideline 1: Total loans for construction, land development, and other land representing 100% or more of total capital Guideline 2: Total CRE loans representing 300% or more of total capital AND a CRE portfolio that has increased 50% or more during the prior 36 months 29

Mortgage-Backed Securities 27% Collateralized Mortgage Obligations 23% U. S. Agencies 1% Corporate Obligations 2% Tax-Exempt Municipals 47% Investment Portfolio (as of 12/31/2017) 30 1 Using a Federal tax rate of 21%  $1.6 Billion Portfolio  Modified duration of 5.1 years  Tax equivalent yield of 3.45%  Net unrealized gain of $23.0 Million 1

2015 2016 2017 1. Customer Non-Maturity Deposits $4,096 $4,428 $5,741 2. Customer Time Deposits 880 747 1,051 3. Brokered Deposits 314 381 381 4. Borrowings 446 572 701 5. Other Liabilities 51 60 57 6. Hybrid Capital 123 122 133 7. Common Equity 851 902 1,303 8. Total Liabilities and Capital $6,761 $7,212 $9,367 31 Total Liabilities and Capital ($ in Millions) 1 2017 includes acquired Non-Maturity Deposits of $169 from The Arlington Bank and $719 from Independent Alliance Banks 2 2017 includes acquired Time Deposits of $84 from The Arlington Bank and $143 from Independent Alliance Banks 1 2

Deposit Detail (as of 12/31/2017) QTD Cost = .58% YTD Cost = .49% Total = $7.2 Billion 32 Demand Deposits 52% Savings Deposits 28% Certificates & Time Deposits of >$100,000 7% Certificates & Time Deposits of <$100,000 8% Brokered Deposits 5%

11.49% 11.42% 11.39% 11.05% 11.10% 11.16% 11.11% 11.03% 11.00% 9.08% 9.26% 9.43% 9.48% 9.24% 9.50% 9.68% 9.39% 9.30% 14.94% 14.79% 14.67% 14.18% 14.21% 14.24% 14.01% 13.76% 13.69% 7.00% 8.00% 9.00% 10.00% 11.00% 12.00% 13.00% 14.00% 15.00% 16.00% 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 Total Risk-Based Capital Ratio (Target = 13.50%) Common Equity Tier 1 Capital Ratio (Target = 10.00%) Tangible Common Equity Ratio (TCE) (Target = 8.50%) 33 Capital Ratios (Target) (Target) (Target)

34 Net Interest Margin Q4 - '15 Q1 - '16 Q2 - '16 Q3 - '16 Q4 - '16 Q1 - '17 Q2 - '17 Q3 - '17 Q4 - '17 Net Interest Income - FTE ($millions) $ 53.2 $ 57.6 $ 59.2 $ 61.1 $ 62.1 $ 64.9 $ 67.2 $ 78.9 $ 83.5 Fair Value Accretion $ 1.9 $ 2.5 $ 3.2 $ 3.8 $ 2.9 $ 4.3 $ 2.3 $ 3.2 $ 4.1 Tax Equivalent Yield on Earning Assets 4.20% 4.28% 4.30% 4.37% 4.32% 4.42% 4.44% 4.56% 4.67% Cost of Supporting Liabilities 0.45% 0.45% 0.44% 0.43% 0.42% 0.44% 0.49% 0.53% 0.57% Net Interest Margin 3.75% 3.83% 3.86% 3.94% 3.90% 3.98% 3.95% 4.03% 4.10% Fair Value Accretion Effect 0.13% 0.17% 0.21% 0.24% 0.18% 0.26% 0.14% 0.17% 0.20% 3.75% 3.83% 3.86% 3.94% 3.90% 3.98% 3.95% 4.03% 4.10% 2.80% 3.00% 3.20% 3.40% 3.60% 3.80% 4.00% 4.20% $48 $52 $56 $60 $64 $68 $72 $76 $80 $84 Q4 - '15 Q1 - '16 Q2 - '16 Q3 - '16 Q4 - '16 Q1 - '17 Q2 - '17 Q3 - '17 Q4 - '17 Net Interest Income - FTE ($millions) Net Interest Margin 34

35 Non-Interest Income – – – – – – – – 2015 2016 2017 1. Service Charges on Deposit Accounts $16.2 $17.8 $18.7 2. Wealth Management Fees 11.3 12.6 14.7 3. Insurance Commission Income 4.1 4. Card Payment Fees 13.4 15.0 16.1 5. Cash Surrender Value of Life Ins 2.9 4.3 6.6 6. Gains on Sales Mortgage Loans 6.5 7.1 7.6 7. Securities Gains/Losses 2.7 3.4 2.6 8. Gain on Sale of Insurance Subsidiary 8.3 9. Gain on Cancellation of Trust Preferred Debt 1.3 10. Other 3.1 5.0 4.7 11. Total $69.8 $65.2 $71.0 ($ in Millions) – – – -I t r st In 35 – – –

26.3% 20.7% 22.7% 9.3% 10.7% 3.7% 6.6% Service Charges on Deposit Accounts - $18.7 Wealth Management Fees - $14.7 Card Payment Fees - $16.1 Cash Surrender Value of Life Ins - $6.6 Gains on Sales Mortage Loans - $7.6 Securities Gains/Losses - $2.6 Other - $4.7 Total - $71.0 36 Non-Interest Income YTD 12/31/2017 ($ in Millions)

37 Private Wealth Advisors Delivers broad advisory capabilities and expertise through local, engaged and empowered leaders Business lines include:  Investment Management – Personal and Institutional  Retirement Plan Services  Trust Administration  Private Banking  Retail Brokerage (not reflected below) Record quarterly revenue and assets under management  Key contributor to pre-tax income  Double-digit growth in Investment Management/Agency and IRAs in 2017  Average Individual/Family relationship over $1.3mm  Average Retirement Plan over $2.4mm  Personal Trust/Fiduciary represents over 36% of total assets under management 2014 2015 2016 2017 Total Revenue (excludes brokerage revenue) Total Revenue $8.65M $9.23M $9.79M $11.5M 2014 2015 2016 2017 Total Assets under Management Total Assets $3.0B $2.5B $2.0B $1.5B $1.0B $0.5B 0 $12M $10M $ 8M $ 6M $ 4M $ 2M 0 $2.83B $1.68B $1.94B $1.72B

Key component of Fee Income 0 1 2 3 4 5 6 7 8 2014 2015 2016 2017 Mortgage Banking Revenue Servicing fees Gain on Sale $4.26M  Mortgage Production for sale and portfolio via commissioned and salaried loan originators  Strong loan origination teams in high-growth areas of Indianapolis and Columbus, OH  Centralized underwriting and processing  Strong connectivity with retail branches  Majority of the pipeline is driven by purchase business  12/31/2017 YTD 2,146 mortgages for $391M in volume $5.88M $6.24M $6.46M $640 $620 $760 $1.1M Mortgage Banking $4.9M $6.5M $7.0M $7.56M 38

39 Non-Interest Expense 2015 2016 2017 1. Salary & Benefits $101.9 $102.6 $119.8 2. Premises & Equipment 25.5 29.5 30.1 3. Intangible Asset Amortization 2.8 3.9 5.6 4. Professional & Other Outside Services 9.9 6.5 12.8 5. OREO/Credit-Related Expense 3.9 2.9 1.9 6. FDIC Expense 3.7 3.0 2.6 7. Outside Data Processing 7.1 9.2 12.2 8. Marketing 3.5 3.0 3.7 9. Other 16.5 16.7 16.9 10. Non-Interest Expense $174.8 $177.3 $205.6 ($ in Millions) 1 2017 includes acquisition-related expenses of $12.2 million, reflected in ($ in Millions): $3.9 Salaries & Benefits, $0.6 Premises & Equipment, $6.3 Professional & Other Outside Services, $0.5 Outside Data Processing, $0.3 Marketing and $0.6 Other 1

2015 2016 2017 1. Net Interest Income $196.4 $226.5 $277.3 2. Provision for Loan Losses (0.4) (5.7) (9.1) 3. Net Interest Income after Provision 196.0 220.8 268.2 4. Non-Interest Income 69.8 65.2 71.0 5. Non-Interest Expense (174.8) (177.3) (205.6) 6. Income before Income Taxes 91.0 108.7 133.6 7. Income Tax Expense (25.6) (27.6) (37.5) 8. Net Income Avail. for Distribution $ 65.4 $ 81.1 $ 96.1 9. EPS $ 1.72 $ 1.98 $ 2.12 10. Efficiency Ratio 61.19% 56.51% 54.56% 40 Earnings ($ in Millions) 1 2017 includes $5.1 million of additional tax expense due to revaluing deferred taxes as a result of the Tax Cuts and Jobs Act 2 Acquisition-related expenses, the impact of tax reform, and pension settlement accounting reduced EPS by $0.30 for 2017 3 Acquisition-related expenses and pension settlement accounting added 3.57% to the Efficiency Ratio 1 2 3

41 Q1-’17 Q2-’17 Q3-’17 Q4-’17 1. Net Interest Income $61.0 $63.1 $74.4 $78.8 2. Provision for Loan Losses (2.4) (2.9) (2.1) (1.8) 3. Net Interest Income after Provision 58.6 60.2 72.3 77.0 4. Non-Interest Income 14.9 18.4 18.7 19.1 5. Non-Interest Expense (43.1) (47.3) (58.7) (56.4) 6. Income before Income Taxes 30.4 31.3 32.3 39.6 7. Income Tax Expense (7.2) (7.2) (7.9) (15.2) 8. Net Income Avail. for Distribution $ 23.2 $ 24.1 $ 24.4 $ 24.4 9. EPS $ 0.56 $ 0.57 $ 0.50 $ 0.49 10. Efficiency Ratio 52.61% 53.61% 58.30% 53.29% Quarterly Earnings ($ in Millions) 1 Includes acquisition-related expenses of ($ in millions): $0.4 in Q1-’17; $2.5 in Q2-’17; $7.9 in Q3-’17; and $1.4 in Q4-’17 2 Q4-’17 includes $5.1 million of additional tax expense due to revaluing deferred taxes as a result of the Tax Cuts and Jobs Act 3 Q4-’17 acquisition-related expenses, the impact of tax reform, and pension settlement accounting reduced EPS by $0.13 4 Q4-’17 acquisition-related expenses and pension settlement accounting added 2.14% to the Efficiency Ratio 1 3 4 2

2016 Q1 Q2 Q3 Q4 Total 1. Earnings Per Share $ .43 $ .49 $ .51 $ .55 $ 1.98 2. Dividends $ .11 $ .14 $ .14 $ .15 $ .54 3. Tangible Book Value $15.02 $15.53 $15.86 $15.85 2017 Q1 Q2 Q3 Q4 Total 1. Earnings Per Share $ .56 $ .57 $ .50 $ .49 $ 2.12 2. Dividends $ .15 $ .18 $ .18 $ .18 $ .69 3. Tangible Book Value $16.49 $16.97 $16.62 $16.96 42 Per Share Results

$9.21 $9.64 $10.95 $12.17 $13.65 $14.68 $15.85 $16.96 Dividends and Tangible Book Value 0.00 0.02 0.04 0.06 0.08 0.10 0.12 0.14 0.16 0.18 .11 .01 .03 .05 .14 .15 1.71% Forward Dividend Yield 32.6% YTD Dividend Payout Ratio = Quarterly Dividends Tangible Book Value .08 43 .18

44 Asset Quality Summary ($ in Millions) 2015 2016 Q3-'17 2017 $ % $ % 186.1 1. Non-Accrual Loans 31.4$ 30.0$ 32.3$ 28.7$ (3.6)$ (11.1%) (1.3)$ (4.3%) 2. Other Real Estate 17.3 9.0 11.9 10.4 (1.5) (12.6%) 1.4 15.6% 3. Renegotiated Loans 1.9 4.7 0.6 1.0 0.4 66.7% (3.7) (78.7%) 4. 90+ Days Delinquent Loans 0.9 0.1 0.4 0.9 0.5 125.0% 0.8 800.0% 5. Total NPAs & 90+ Days Delinquent 51.5$ 43.8$ 45.2$ 41.0$ (4.2)$ (9.3%) (2.8)$ (6.4%) 6. Total NPAs & 90+ Days/Loans & ORE 1.1% 0.9% 0.7% 0.6% 7. Classified Assets 171.8$ 174.1$ 169.6$ 153.1$ (16.5)$ (9.7%) (21.0)$ (12.1%) 8. Specific Reserves 1.8$ 0.9$ 1.8$ 1.6$ (0.2)$ (11.1%) 0.7$ 77.8% Change Linked Quarter Change 2017 Over 2016

45 ALLL and Fair Value Summary ($ in Millions) Q4-'16 Q1-'17 Q2-'17 Q3-'17 Q4-'17 1. Beginning Allowance for Loan Losses (ALLL) 63.5$ 66.0$ 68.2$ 70.5$ 73.4$ 2. Net Charge-offs (Recoveries) (0.1) 0.2 0.6 (0.8) 0.2 3. Provision Expense 2.4 2.4 2.9 2.1 1.8 4. Ending Allowance for Loan Losses (ALLL) 66.0 68.2 70.5 73.4 75.0 5. ALLL/Non-Accrual Loans 220.1% 244.4% 257.7% 227.4% 261.2% 6. ALLL/Non-Purchased Loans 1.47% 1.46% 1.45% 1.44% 1.36% 7. ALLL/Loans 1.28% 1.29% 1.25% 1.13% 1.11% 8. Fair Value Adjustment (FVA) 34.9$ 30.6$ 29.7$ 50.4$ 46.3$ 9. Total ALLL plus FVA 100.9 98.8 100.2 123.8 121.3 10. Purchased Loans plus FVA 700.4 639.3 792.6 1,445.8 1,304.7 11. FVA/Purchased Loans plus FVA 4.99% 4.79% 3.74% 3.49% 3.55%

46

47 Looking Forward . . .  Tax reform benefits in 2018 will be realized in the effective tax rate change from ~ 26% to ~ 16%  Tax benefit to be invested in announced compensation changes, technologies, and branding, all of which augment shareholder value  Gained synergies and market expansion opportunities that The Arlington Bank and Independent Alliance Banks acquisitions offer; continue to evaluate M&A opportunities for strategic fit  Expand specialty finance businesses in asset-based lending, sponsor finance, public finance and loan syndication  Leverage asset-sensitive balance sheet as interest rates rise  Complete checking account migration to new product set and streamline front and back-office processes; continue implementation of workflow technologies and automation agents for back- office efficiency and operating leverage  Continue preparation to successfully cross $10 Billion asset level “Responsive, Knowledgeable, High-Performing”

48 Why Invest in First Merchants?  2nd Largest Indiana Bank with an Energized and Experienced Management Team  Attractive and Growing Earnings Stream  Attractive Long-Term Deposit Market Shares  Commercial Presence that Creates a Client Preference  State-of-the-Art Technology and Operations Center  Successful Acquisition and Integration Track Record  Focused on Providing Sustainable Shareholder Value

49 Research Coverage

50 Contact Information First Merchants Corporation common stock is traded on the NASDAQ Global Select Market under the symbol FRME. Additional information can be found at www.FIRSTMERCHANTS.COM Investor inquiries: Nicole M. Weaver Investor Relations Telephone: 765.521.7619 nweaver@firstmerchants.com

Appendix

First Merchants Corporation FIRSTMERCHANTS.COM

Appendix – Non-GAAP Reconciliation

CAPITAL RATIOS (dollars in thousands):

	4Q15	1Q16	2Q16	3Q16	4Q16	1Q17	2Q17	3Q17	4Q17
Total Risk-Based Capital Ratio									
Total Stockholders' Equity (GAAP)	850,509	867,263	887,550	900,865	901,657	929,470	1,035,116	1,283,120	1,303,463
Adjust for Accumulated Other Comprehensive (Income) Loss	1,362	(2,066)	(7,035)	(3,924)	13,581	3,722	(1,384)	6,358	3,534
Less: Preferred Stock	(125)	(125)	(125)	(125)	(125)	(125)	(125)	(125)	(125)
Add: Qualifying Capital Securities	55,776	55,236	55,296	55,355	55,415	55,474	55,534	65,864	65,919
Less: Tier 1 Capital Deductions	(2,516)	(1,999)	(1,828)	(1,440)	(376)	(80)	(166)	-	-
Less: Disallowed Goodwill and Intangible Assets	(247,006)	(250,367)	(249,932)	(249,541)	(249,104)	(250,493)	(300,307)	(462,080)	(464,066)
Less: Disallowed Deferred Tax Assets	(1,677)	(2,998)	(2,743)	(2,161)	(564)	(320)	(665)	-	-
Total Tier 1 Capital (Regulatory)	$ 656,323	$ 664,944	$ 681,183	$ 699,029	$ 720,484	$ 737,648	$ 788,003	$ 893,137	$ 908,725
Qualifying Subordinated Debentures	65,000	65,000	65,000	65,000	65,000	65,000	65,000	65,000	65,000
Allowance for Loan Losses includible in Tier 2 Capital	62,453	62,086	62,186	63,456	66,037	68,225	70,471	73,354	75,032
Total Risk-Based Capital (Regulatory)	$ 783,776	$ 792,030	$ 808,369	$ 827,485	$ 851,521	$ 870,873	$ 923,474	$ 1,031,491	$ 1,048,757
Net Risk-Weighted Assets (Regulatory)	$ 5,247,617	$ 5,355,827	$ 5,511,557	$ 5,836,806	$ 5,993,381	$ 6,114,112	$ 6,592,710	$ 7,497,321	$ 7,660,604
Total Risk-Based Capital Ratio (Regulatory)	**14.94%**	**14.79%**	**14.67%**	**14.18%**	**14.21%**	**14.24%**	**14.01%**	**13.76%**	**13.69%**
Common Equity Tier 1 Capital Ratio									
Total Tier 1 Capital (Regulatory)	$ 656,323	$ 664,944	$ 681,183	$ 699,029	$ 720,484	$ 737,648	$ 788,003	$ 893,137	$ 908,725
Less: Qualified Capital Securities	(55,776)	(55,236)	(55,296)	(55,355)	(55,415)	(55,474)	(55,534)	(65,864)	(65,919)
Add: Additional Tier 1 Capital Deductions	2,516	1,999	1,828	1,440	376	80	166	-	-
Common Equity Tier 1 Capital (Regulatory)	$ 603,063	$ 611,707	$ 627,715	$ 645,114	$ 665,445	$ 682,254	$ 732,635	$ 827,273	$ 842,806
Net Risk-Weighted Assets (Regulatory)	$ 5,247,617	$ 5,355,827	$ 5,511,557	$ 5,836,806	$ 5,993,381	$ 6,114,112	$ 6,592,710	$ 7,497,321	$ 7,660,604
Common Equity Tier 1 Capital Ratio (Regulatory)	**11.49%**	**11.42%**	**11.39%**	**11.05%**	**11.10%**	**11.16%**	**11.11%**	**11.03%**	**11.00%**

[1] Includes net unrealized gains or losses on securities available for sale, net gains or losses on cash flow hedges, and amounts resulting from the application of the applicable accounting guidance for defined benefit and other postretirement plans.

52

FIRST MERCHANTS CORPORATION | 200 E. Jackson St., P.O. Box 792, Muncie, IN 47305-2814 | 1.765.747.1500

First Merchants Corporation

FIRSTMERCHANTS.COM

Appendix – Non-GAAP Reconciliation

TANGIBLE COMMON EQUITY RATIO (dollars in thousands):

	4Q15	1Q16	2Q16	3Q16	4Q16	1Q17	2Q17	3Q17	4Q17
Total Stockholders' Equity (GAAP)	$ 850,509	$ 867,263	$ 887,550	$ 900,865	$ 901,657	$ 929,470	$ 1,035,116	$ 1,283,120	$ 1,303,463
Less: Preferred Stock	(125)	(125)	(125)	(125)	(125)	(125)	(125)	(125)	(125)
Less: Intangible Assets	(259,764)	(261,799)	(260,822)	(259,844)	(258,866)	(257,963)	(309,686)	(478,558)	(476,503)
Tangible Common Equity (non-GAAP)	$ 590,620	$ 605,339	$ 626,603	$ 640,896	$ 642,666	$ 671,382	$ 725,305	$ 804,437	$ 826,835
Total Assets (GAAP)	$ 6,761,003	$ 6,798,539	$ 6,906,418	$ 7,022,352	$ 7,211,611	$ 7,326,193	$ 7,805,029	$ 9,049,403	$ 9,367,478
Less: Intangible Assets	(259,764)	(261,799)	(260,822)	(259,844)	(258,866)	(257,963)	(309,686)	(478,558)	(476,503)
Tangible Assets (non-GAAP)	$ 6,501,239	$ 6,536,740	$ 6,645,596	$ 6,762,508	$ 6,952,745	$ 7,068,230	$ 7,495,343	$ 8,570,845	$ 8,890,975
Tangible Common Equity Ratio (non-GAAP)	**9.08%**	**9.26%**	**9.43%**	**9.48%**	**9.24%**	**9.50%**	**9.68%**	**9.39%**	**9.30%**

TANGIBLE COMMON EQUITY PER SHARE (dollars in thousands):

	4Q10	4Q11	4Q12	4Q13	4Q14	4Q15	1Q16
Total Stockholders' Equity (GAAP)	$ 454,408	$ 514,467	$ 552,236	$ 634,923	$ 726,827	$ 850,509	$ 867,263
Less: Preferred Stock	(67,880)	(90,783)	(90,908)	(125)	(125)	(125)	(125)
Less: Intangible Assets	(154,019)	(150,471)	(149,529)	(202,767)	(218,755)	(259,764)	(261,799)
Tax Benefit	2,907	2,224	2,249	4,973	6,085	6,278	6,753
Tangible Common Equity, Net of Tax (non-GAAP)	$ 235,416	$ 275,437	$ 314,048	$ 437,004	$ 514,032	$ 596,898	$ 612,092
Shares Outstanding	25,574,251	28,559,707	28,692,616	35,921,761	37,669,948	40,664,258	40,749,340
Tangible Common Equity per Share (non-GAAP)	**$ 9.21**	**$ 9.64**	**$ 10.95**	**$ 12.17**	**$ 13.65**	**$ 14.68**	**$ 15.02**

	2Q16	3Q16	4Q16	1Q17	2Q17	3Q17	4Q17
Total Stockholders' Equity (GAAP)	$ 887,550	$ 900,865	$ 901,657	$ 929,470	$ 1,035,116	$ 1,283,120	$ 1,303,463
Less: Preferred Stock	(125)	(125)	(125)	(125)	(125)	(125)	(125)
Less: Intangible Assets	(260,822)	(259,844)	(258,866)	(257,963)	(309,686)	(478,558)	(476,503)
Tax Benefit	6,453	6,204	5,930	5,659	6,941	12,510	6,788
Tangible Common Equity, Net of Tax (non-GAAP)	$ 633,056	$ 647,100	$ 648,596	$ 677,041	$ 732,246	$ 816,947	$ 833,623
Shares Outstanding	40,772,896	40,799,025	40,912,697	41,047,543	43,153,509	49,140,594	49,158,238
Tangible Common Equity per Share (non-GAAP)	**$ 15.53**	**$ 15.86**	**$ 15.85**	**$ 16.49**	**$ 16.97**	**$ 16.62**	**$ 16.96**

53

FIRST MERCHANTS CORPORATION | 200 E. Jackson St., P.O. Box 792, Muncie, IN 47305-2814 | 1.765.747.1500

First Merchants Corporation
FIRSTMERCHANTS.COM

Appendix – Non-GAAP Reconciliation

EFFICIENCY RATIO (dollars in thousands):

	2015	2016	1Q17	2Q17	3Q17	4Q17	2017
Non Interest Expense (GAAP)	$ 174,806	$ 177,359	$ 43,099	$ 47,316	$ 58,708	$ 56,433	$ 205,556
Less: Intangible Asset Amortization	(2,835)	(3,910)	(903)	(991)	(1,698)	(2,055)	(5,647)
Less: OREO and Foreclosure Expenses	(3,956)	(2,877)	(531)	(731)	(330)	(311)	(1,903)
Adjusted Non Interest Expense (non-GAAP)	168,015	170,572	41,665	45,594	56,680	54,067	198,006
Net Interest Income (GAAP)	196,404	226,473	60,999	63,100	74,420	78,765	277,284
Plus: Fully Taxable Equivalent Adjustment	10,975	13,541	3,950	4,083	4,472	4,764	17,270
Net Interest Income on a Fully Taxable Equivalent Basis (non-GAAP)	207,379	240,014	64,949	67,183	78,892	83,529	294,554
Non Interest Income (GAAP)	69,868	65,203	14,846	18,434	18,668	19,061	71,009
Less: Investment Securities Gains (Losses)	(2,670)	(3,389)	(598)	(567)	(332)	(1,134)	(2,631)
Adjusted Non Interest Income (non-GAAP)	67,198	61,814	14,248	17,867	18,336	17,927	68,378
Adjusted Revenue (non-GAAP)	274,577	301,828	79,197	85,050	97,228	101,456	362,932
Efficiency Ratio (non-GAAP)	**61.19%**	**56.51%**	**52.61%**	**53.61%**	**58.30%**	**53.29%**	**54.56%**

FORWARD DIVIDEND YIELD

	4Q17
Most recent quarter's dividend per share	$ 0.18
Most recent quarter's dividend per share - Annualized	$ 0.72
Stock Price at 12/31/17	$ 42.06
Forward Dividend Yield	**1.71%**

DIVIDEND PAYOUT RATIO

	2017
Dividends per share	$ 0.69
Earnings Per Share	$ 2.12
Dividend Payout Ratio	**32.6%**

54

FIRST MERCHANTS CORPORATION | 200 E. Jackson St., P.O. Box 792, Muncie, IN 47305-2814 | 1.765.747.1500

First Merchants Corporation FIRSTMERCHANTS.COM

Appendix – Non-GAAP Reconciliation

CONSTRUCTION AND INVESTMENT REAL ESTATE CONCENTRATIONS (dollars in thousands):

	2015	2016	3Q17	2017
Total Risk-Based Capital (Subsidiary Bank Only)				
Total Stockholders' Equity (GAAP)	$ 927,774	$ 973,641	$ 1,384,867	$ 1,404,303
Adjust for Accumulated Other Comprehensive (Income) Loss [1]	(579)	9,701	3,170	763
Less: Preferred Stock	(125)	(125)	(125)	(125)
Less: Tier 1 Capital Deductions	(1,903)	-	-	-
Less: Disallowed Goodwill and Intangible Assets	(246,558)	(248,656)	(461,632)	(463,618)
Less: Disallowed Deferred Tax Assets	(1,269)	-	-	-
Total Tier 1 Capital (Regulatory)	677,340	734,561	926,280	941,323
Allowance for Loan Losses includible in Tier 2 Capital	62,453	66,037	73,354	75,032
Total Risk-Based Capital (Regulatory)	$ 739,793	$ 800,598	$ 999,634	$ 1,016,355
Construction, Land and Land Development Loans	$ 366,704	$ 418,703	$ 498,862	$ 612,219
Concentration as a % of the Bank's Risk-Based Capital	**50%**	**52%**	**50%**	**60%**
Construction, Land and Land Development Loans	$ 366,704	$ 418,703	$ 498,862	$ 612,219
Investment Real Estate Loans	1,090,573	1,272,415	1,647,797	1,617,943
Total Construction and Investment RE Loans	$ 1,457,277	$ 1,691,118	$ 2,146,659	$ 2,230,162
Concentration as a % of the Bank's Risk-Based Capital	**197%**	**211%**	**215%**	**219%**

[1] Includes net unrealized gains or losses on securities available for sale, net gains or losses on cash flow hedges, and amounts resulting from the application of the applicable accounting guidance for defined benefit and other postretirement plans.

ALLOWANCE AS A PERCENTAGE OF NON-PURCHASED LOANS (dollars in thousands):

	4Q16	1Q17	2Q17	3Q17	4Q17
Loans Held for Sale (GAAP)	$ 2,929	$ 1,262	$ 4,036	$ 4,514	$ 7,216
Loans (GAAP)	5,139,645	5,274,909	5,613,144	6,483,448	6,751,199
Total Loans	5,142,574	5,276,171	5,617,180	6,487,962	6,758,415
Less: Purchased Loans	(665,417)	(608,724)	(762,893)	(1,395,368)	(1,258,386)
Non-Purchased Loans (non-GAAP)	$ 4,477,157	$ 4,667,447	$ 4,854,287	$ 5,092,594	$ 5,500,029
Allowance for Loan Losses (GAAP)	$ 66,037	$ 68,225	$ 70,471	$ 73,354	$ 75,032
Fair Value Adjustment (FVA) (GAAP)	34,936	30,623	29,664	50,434	46,304
Allowance plus FVA (non-GAAP)	$ 100,973	$ 98,848	$ 100,135	$ 123,788	$ 121,336
Purchased Loans (GAAP)	$ 665,417	$ 608,724	$ 762,893	$ 1,395,368	$ 1,258,386
Fair Value Adjustment (FVA) (GAAP)	34,936	30,623	29,664	50,434	46,304
Purchased Loans plus FVA (non-GAAP)	$ 700,353	$ 639,347	$ 792,557	$ 1,445,802	$ 1,304,690
Allowance as a Percentage of Non-Purchased Loans (non-GAAP)	**1.47%**	**1.46%**	**1.45%**	**1.44%**	**1.36%**
FVA as a Percentage of Purchased Loans plus FVA (non-GAAP)	**4.99%**	**4.79%**	**3.74%**	**3.49%**	**3.55%**

55

FIRST MERCHANTS CORPORATION | 200 E. Jackson St., P.O. Box 792, Muncie, IN 47305-2814 | 1.765.747.1500